Employee Profit Sharing Plan	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Employee Profit Sharing Plan

10. Employee Profit Sharing Plan

We maintain a salary reduction/profit-sharing plan under provisions of Section 401(k) of the Internal Revenue Code. The plan is offered to employees who have completed three months of service with us. We contribute 25% of the salary deferral elected by each employee up to a maximum deferral of 10% of annual salary.

We contributed approximately $250,000 and $175,000 to the plan for the years ended December 31, 2012 and 2013, respectively.